Exhibit 99.1
Capital Senior Living Corporation Capital Senior Living Corporation

Forward-Looking Statements The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company's ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission The Company assumes no obligation to update or supplement forward- looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Company Overview Capital Senior Living owns and/or operates 64 communities in 23 states with the ability to serve 9,544 residents 49 of these communities are owned or leased with resident capacity of 7,636 Achieved 95% approval rating in 2006 residents' satisfaction survey Owned Leased Joint Venture Managed 0.42 0.37 0.147 0.062 Independent living Assisted living CCRC 0.703 0.2279 0.0686 Units by Ownership Type Resident Capacity Mix

The Capital Advantage: Senior Living Options Average 131 units per IL community with large common areas and amenities Wide array of social, recreational, and educational events Average monthly rate of $2,200 100% private pay Average length of resident stay is 34 months Independent Living - 70% of Portfolio

The Capital Advantage: Senior Living Options Average 64 units per AL community Assistance with activities of daily living such as medication reminders, bathing, dressing and grooming Average monthly rate of $3,100 96% private pay Average length of resident stay is 26 months Assisted Living - 23% of Portfolio

Resident Demographics at CSU Communities Average age of resident: 85 years Average age of resident moving in: 82 years Average stay period: 2-3 years Percent of female residents: 80% Resident turnover is primarily attributed to death or need for higher care

? CSU (64) ? Hearthstone (32) (Pending) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? SW Region Duane Ness (14) Linda McAlister (11) Midwest Region Charlie Schott (22) Donna Monroe (10) ? ? ? ? ? ? ? ? ? ? ? ? Dallas Region Carole Burnell (10) Tammy Pannell(12) ? The Capital Advantage: Established National Platform Texas Region Greg Boemer (15) Rob Goodpaster (31) (Interim) (Parenthetical indicates years of experience in industry) Central Plains Region Kevin Wilbur (10) Marla Rhoads (15) Western Region Lesley Tejada (29) Gary Fernandez (10) Eastern Region Gary Vasquez (27) Tina Tedford (19) ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

The Capital Advantage: 168 Years of Management Experience James A. Stroud Chairman (22) Lawrence A. Cohen Vice-Chairman/CEO (22) Keith N. Johannessen President/COO (28) Rob L. Goodpaster VP Marketing (31) David W. Beathard VP Operations (33) Glen H. Campbell VP Development (32) (Parenthetical indicates years of experience in industry)

Senior Living Industry Favorable Demographics 2000 2005 2010 2015 2020 2025 2030 Population Age 75+ 16.6 17.9 18.5 19.6 22.3 27 32.6 Population Age 85+ 4.2 4.9 5.8 6.4 6.7 7.4 8.9 Source: U.S. Census Bureau

Favorable Supply Trends Source: National Investment Center / American Seniors Housing Association Seniors Housing Construction Trends Report, 2006 & NIC Key Financial Indicators * Including senior apartments, independent living, assisted living, dementia care, and nursing care 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Q2 2007 Total Units * 45583 50667 65879 35305 28964 21495 28696 32184 32138 32100 Seniors Housing Construction Activity and Industry Occupancy Percentages CAGR of 1.3%

Favorable Supply Trends Source: 2007 ASHA Seniors Housing Construction Trends Report Senior Housing Construction Starts in the 75 Largest Markets (4/1/06 - 3/31-07) Senior Apartments Independent Living Assisted Living Dementia Care Nursing Care 0 6065 921 337 790 16172 5105 3423 971 2827 NOTE: The dark blue portion of the bar represents units/beds in CCRC construction starts. 16,172 11,170 4,344 1,308 3,617 6,065 UNITS 921 UNITS 337 UNITS 790 BEDS

Source: National Investment Center for the Seniors Housing & Care Industry Note: Q1 2005 data not available Senior Living Industry Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Independent Living 0.1 0.099 0.104 0.103 0.1 0.091 0.094 0.091 0.082 0.082 0.085 0.082 0.083 0.077 0.077 0.077 0.079 Assisted Living 0.109 0.114 0.114 0.11 0.109 0.108 0.109 0.105 0.092 0.093 0.089 0.089 0.087 0.092 0.087 0.088 0.085 Senior Housing Capitalization Rates 2003 2004 2005 2006 2007

The Capital Advantage: Proven Track Record Stabilized Operating Results Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Occupancy 1 90.5% 91.5% 87.5% Operating Margins 2,3 48.0% 52.6% 44.4% Third Quarter 2007 CSU and Second Quarter NIC Key Financial Indicators Before property taxes, insurance and management fees Third Quarter 2007 CSU and from The State of Seniors Housing 2007 by the American Seniors Housing Association (ASHA)

The Capital Advantage: Proven Track Record Communities Under Management Same Store Analysis Source: 2005 - 2006 CSU; The State of Seniors Housing 2007 by the American Seniors Housing Association (ASHA) Capital Senior Living Industry Averages Industry Averages Capital Senior Living Independent Living Assisted Living Revenues 7.3% 6.0% 7.0% Operating Expenses 2.9% 3.0% 9.4% NOI 15.2% 12.7% 5.5% Occupancy 0.9% 0.0% 0.0%

Industry Median Increases in Resident Revenue Year Independent Living Independent Living Assisted Living Assisted Living Year Existing Residents New Residents Existing Residents New Residents 2006 4.5% 4.7% 6.0% 4.0% 2005 4% 4.6% 5% 5% 2004 4% 4% 5% 5% 2003 4% 4% 5% 5% 2002 4% 5% 4% 5% 2001 4% 5% 5% 5% 2000 4.5% 5% 5% 5.5% 1999 4% 5% 4% 4.5% 1998 4% 4% 3.5% 5% 1997 4% 4% 4% 5% 1996 3.5% 4% 3.5% 5% Source: ASHA The State of seniors Housing 2007

Organic Growth: Enhance Revenues Improve occupancy Rate Increases Community Fees Ancillary Services Additional levels of Care Expansions / Conversions of Existing Communities

Organic Growth: Expansions IL IL AL AL Total Total Units Occ% Units Occ% Units Occ% Annual Revenue Pre-expansion 65 100% - - 65 100% $1.3M 2007 114 98% 48 96% 162 98% $4.6M Annual revenues increased 3.5 times since expansion Cottonwood case study

Organic Growth: Conversions IL IL AL AL Total Total Units Occ% Units Occ% Units Occ% Annual Revenue 2003 117 48% 35 100% 152 60% $2.0M 2007 118 94% 29 97% 147 95% $3.5M Annual revenues increased 75%, with an increase of over 50% in occupancy Sedgwick case study

Organic Growth: Expense Savings/Controls "The Capital System" - spend down sheets and staffing patterns tie to occupancy Group Purchasing Program as member of Premier GPO Premier - 43,500 members with volume over $27 billion 224 contracted diverse suppliers with over 1,300 contracts Electricity contracts in deregulated state of Texas Reduction in Insurance Premiums CSU property and liability insurance of $301/unit compared to $547/unit IL and $747/unit AL industry averages

Organic Growth: Operating Leverage in Consolidated Communities $1.9 million incremental revenue for every 1.0% of financial occupancy gain $8.5 million incremental revenue from a 5% increase in average monthly rent 80% incremental EBITDAR margin on same store revenue increases

Growth Strategies: Acquisition/Lease Transactions Year 1 Year 2 $ Increase % Increase Revenue $25,000,000 $26,500,000 $1,500,000 6.0% Operating Expense $15,000,000 $15,600,000 $600,000 4.0% EBITDAR $10,000,000 $10,900,000 $900,000 9.0% Lease Expense $7,800,000 $8,000,000 $200,000 2.5% EBITDA $2,200,000 $2,900,000 $700,000 32.0% Example of $100 million acquisition/lease transaction: Completed 12 acquisition/lease transactions for a total value of $131 million in 2006

Announced Hearthstone Transaction Acquiring leasehold interests in 32 AL communities for $35M Includes 2,192 units with resident capacity of approximately 3,800 Geographic overlap with CSU's existing operations Current occupancy is 89% Based on pro forma September 2007 YTD annualized results, CSU will have: Combined Revenue of $289.1M, 54% increase Combined EBITDAR of $94.4M, 75% increase Blended EBITDAR margin of 32.7% Incremental Rent Expense of $35.3M Transaction expected to close in Q2 2008, subject to customary closing conditions and approvals

Growth Strategies: Joint Ventures Joint venture partners Blackstone Real Estate Advisors GE Healthcare Financial Services Prudential Real Estate Investors Acquired eight communities for a total value of $85 million with joint venture partner in 2006 Seeking additional acquisitions/developments of senior housing communities Co-invest with joint venture partners to participate in economics: 5% - 15% Capital Senior Living 95% - 85% JV Partners Earn management/development fees, return on equity investment and potential for additional incentives

Example of Joint Venture Economics Venture CSU Partner NOI $ 8,000,000 Cap Rate 8% Purchase Price $100,000,000 Debt $ 75,000,000 Equity $ 25,000,000 $2,500,000 $22,500,000 Revenues $ 25,000,000 Mgt. Fees (5%) $1,250,000 ROE (14.0%) $ 350,000 $ 3,150,000 Total First Year Return $1,600,000 $ 3,150,000 Total Return % 64% 14%

Capital Advantage: Financial Growth Revenue and Adjusted EBITDAR ($ in millions) Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Revenue 31.5 32.1 33.9 37.1 43 46.2 Adjusted EBITDAR 8.4 8.8 9.6 10.3 11.9 13.2 Adjusted EBITDAR Margin % 0.3 0.3 0.3 0.3 0.3 0.3 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Revenue 35.03 36.557 37.722 41.821 42.97 46.2 46.9 47.8 Adjusted EBITDAR Margin % 0.24 0.241 0.25 0.247 0.277 0.286 0.286 0.294 Adjusted EBITDAR 8.4 8.8 9.6 10.3 11.9 13.2 13.4 14

Income Statement: Q3 Comparison (in millions, except per share) 2007 2006 %Change Resident & Health Care Revenue $41.9 $36.5 14.8% Other Revenue 5.9 5.3 11.3% Total Revenues $47.8 $41.8 14.4% Operating Expenses 30.6 28.1 8.9% General & Administrative Expenses 3.2 3.4 (5.9%) EBITDAR $14.0 $10.3 35.9% Lease Costs 6.8 5.1 33.3% Depreciation & Amortization 2.8 2.7 3.7% Income from Operations $4.4 $2.5 76.0% Other Income / (Expense) (2.2) (2.4) (8.3%) Taxes & Minority Interests (0.8) 0.0 n/a Net Income $1.4 $0.1 n/a Earnings Per Share $0.05 - n/a Cash Earnings Per Share $0.16 $0.10 60.0%

Since Q1 2006, CSU has significantly strengthened its balance sheet Reduced total mortgage debt by $51.6 million Refinanced or retired $162 million of variable rate debt Reduced average interest rate from 7.5% to 6.1% fixed Resulting in $8.3 million of annual interest expense savings Balance Sheet Strength

Balance Sheet ASSETS ASSETS Cash and Securities $ 24.0 Other Current Assets 21.1 Total Current Assets 45.1 Fixed Assets 309.9 Other Assets 35.0 TOTAL ASSETS $390.0 As of September 30, 2007 (in millions) LIABILITIES & EQUITY LIABILITIES & EQUITY Current Liabilities $ 27.5 Long-Term Debt 190.4 Other Liabilities 24.0 Total Liabilities 241.9 Stockholders' Equity 148.1 TOTAL LIABILITIES & EQUITY TOTAL LIABILITIES & EQUITY $390.0

Investment Highlights Favorable demographics and attractive industry fundamentals Strong growth in same-store community net income Acquisition opportunities in highly fragmented industry National platform and existing infrastructure result in low marginal integration cost Predominately private pay with minimal federal regulation Financial leverage through joint venture partners and REITS Experienced management team with demonstrated ability to operate, acquire and develop

Capital Senior Living Corporation Capital Senior Living Corporation